Exhibit 10.6

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of November 30, 2022 by and among RUBICON TECHNOLOGIES, INC. (formerly Founder SPAC) a Delaware corporation (the “Company”), and YA II PN, LTD., a Cayman Islands exempt limited partnership (the “Investor”).

WITNESSETH

WHEREAS, in connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Investor (i) up to $17,000,000 in principal amount of convertible debentures (the “Convertible Debentures”), which shall be convertible into the Company’s Class A common stock, par value $0.0001 (the “Common Stock”) (as converted, the “Conversion Shares”) and (ii) for a purchase price of $6,000,000, pre-paid warrants (the “Pre-Paid Warrants”) which shall be exercisable into additional shares of Common Stock as set forth therein (the “Warrant Shares”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Securities Purchase Agreement.

WHEREAS, to induce the Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws and other rights as provided for herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1. DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

(a) “Effectiveness Deadline” means, with respect to the Registration Statement filed hereunder in respect of the Initial Required Registration Amount, the 60th calendar day following the date of the filing of the Registration Statement, provided, however, in the event the Company is notified by the U.S. Securities and Exchange Commission (“SEC”) that one of the Registration Statements, as defined below, will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth business day following the date on which the Company is so notified if such date precedes the date required above.

(b) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(c) “Filing Deadline” means, with respect to the Registration Statement required hereunder in respect of the Initial Required Registration Amount, the 15th calendar day following the date hereof.

(d) “Initial Required Registration Amount” means with respect to the initial Registration Statement at least 19,800,000 shares of Common Stock, consisting of Conversion Shares, subject to any reduction in the event of Cut-Back Securities.

(e) “Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

(f) “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(g) “Registrable Securities” means all of (i) the shares of Common Stock issuable upon conversion of the Convertible Debentures, (ii) any additional shares issuable in connection with any anti-dilution provisions of the Convertible Debentures (without giving effect to any limitations on exercise set forth in the Convertible Debentures, as applicable) and (iii) any shares of Common Stock issued or issuable with respect to any shares described in subsections (i) and (ii) above by way of any stock split, stock dividend or other distribution, recapitalization or similar event or otherwise (in each case without giving effect to any limitations on exercise set forth in the Convertible Debentures).

(h) “Registration Statement” means any registration statement of the Company filed pursuant to this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

(i) “Required Registration Amount” means (i) with respect to the initial Registration Statement the Initial Required Registration Amount, and (ii) with respect to subsequent Registration Statements such number of shares of Common Stock as requested by the Investor not to exceed the maximum number of shares of Common Stock issuable upon conversion of all Convertible Debentures then outstanding (assuming for purposes hereof that (x) such Convertible Debentures are convertible at the Conversion Price (as defined therein) in effect as of the date of determination, and (y) any such conversion shall not take into account any limitations on the conversion of the Convertible Debentures set forth therein), in each case subject to any cutback set forth in Section 2(d).

(j) “Rule 144” means Rule 144 under the Securities Act or any successor rule thereto.

(k) “Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

(l) “SEC” means the Securities and Exchange Commission or any other federal agency administering the Securities Act and the Exchange Act at the time.

(m) “Securities Act” shall have the meaning set forth in the Recitals above.

2. REGISTRATION.

(a) The Company’s registration obligations set forth in this Section 2 including its obligations to file Registration Statements, obtain effectiveness of Registration Statements, and maintain the continuous effectiveness of any Registration Statement that has been declared effective shall begin on the date hereof and continue until all the Registrable Securities and Warrant Shares have been sold or may permanently be sold without any restrictions pursuant to Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect (based upon such representations of the Company and the Investor as such counsel may reasonably request), addressed and reasonably acceptable to the Company’s transfer agent (the “Registration Period”).

(b) Subject to the terms and conditions of this Agreement, the Company shall (i) on or prior to the Filing Deadline, prepare and file with the SEC an initial Registration Statement on Form S-3 (or, if the Company is not then eligible, on Form S-1) or any successor form thereto covering the resale by the Investor of Registrable Securities, and (ii) on or prior to the 30th calendar day following receipt of each written notice by the Investor (a “Demand Notice”) delivered pursuant to the terms hereof, prepare and file an additional Registration Statement covering the resale by the Investor of Registrable Securities not covered by the initial Registration Statement, or Warrant Shares, if applicable. Each Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Required Registration Amount as of date the Registration Statement is initially filed with the SEC. Each Registration Statement shall contain the “Selling Stockholders” and “Plan of Distribution” sections. The Company shall use its commercially reasonable best efforts to have each Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline. By 9:30 am on the business day following the date of effectiveness, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement.

For the purposes hereof, the Investor shall be entitled to deliver a Demand Notice to the Company at any time during the Registration Period if at such time (i) no Registration Statement is then in effect which the Investor may use to resell Registrable Securities, (ii) after the issuance of the Convertible Debenture issued at the Second Closing (as defined in the Securities Purchase Agreement), no Registration Statement is then in effect which the Investor may use to resell the shares of Common Stock issuable upon conversion of the Convertible Debenture issued at the Second Closing, (iii) a Registration Statement is effective, but the Holder has resold substantially all of the shares of Common Stock registered on such Registration Statement, or (iv) in respect of Warrant Shares, any time after the Market Price Set Date (as defined in the Pre-Paid Warrant). In addition, the Investor may deliver a Demand Notice to the Company at any time during the Registration Period during which (i) the Company does not have a class of securities listed, or approved for listing, on a national securities exchange registered pursuant to Section 6 of the Exchange Act, or (ii) Rule 144, as amended, would not allow the “tacking” of the holding period of the Convertible Debenture onto the holding period of the Conversion Shares issuable upon conversion thereof.

(c) During the Registration Period, the Company shall (i) promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the Prospectus used in connection with a Registration Statement, which Prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, (ii) prepare and file with the SEC additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (iii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iv) respond as promptly as reasonably possible to any comments received from the SEC with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Investor true and complete copies of all correspondence from and to the SEC relating to a Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information as to any Investor which has not executed a confidentiality agreement with the Company); and (v) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 2(c)) by reason of the Company’s filing a report on Form 10-K, Form 10-Q, or Form 8-K or any analogous report under the Securities Exchange Act, the Company shall incorporate such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

(d) Reduction of Registrable Securities Included in a Registration Statement. Notwithstanding anything contained herein, in the event that the SEC requires the Company to reduce the number of Registrable Securities to be included in a Registration Statement in order to allow the Company to rely on Rule 415 with respect to a Registration Statement, then the Company shall be obligated to include in such Registration Statement (which may be a subsequent Registration Statement if the Company needs to withdraw a Registration Statement and refile a new Registration Statement in order to rely on Rule 415) only such limited portion of the Registrable Securities as the SEC shall permit, provided however, that the Company shall use reasonable best efforts to seek the approval of the maximum number of Registrable Securities permitted by the SEC and under applicable law. Any Registrable Securities that are excluded in accordance with the foregoing terms are hereinafter referred to as “Cut Back Securities.” To the extent Cut Back Securities exist, promptly following such time as may be permitted by the SEC, the Company shall be required to file a Registration Statement covering the resale of the Cut Back Securities (subject also to the terms of this Section) and shall use commercially reasonable efforts to cause such Registration Statement to be declared effective as promptly as practicable thereafter. If the inclusion on a registration statement of any of the (i) Registrable Securities, (ii) Warrant Shares, (iii) shares issuable under the Equity Purchase Agreement, or (iv) shares issued or issuable pursuant to any other security (whether debt or equity) is impermissible for any reason whatsoever (whether by law, or any interpretation or comment issued by the SEC) or the Company determines that it is required or desirable to reduce or eliminate any shares specified in subparts (i), (ii), (iii) or (iv) of this sentence from a registration statement, then the Company shall withdraw or reduce (as appliable), and shall not seek to register on a registration statement, such shares in the following priority: first, subpart (iv), second, subpart (iii), third, subpart (ii) and last, subpart (i) of this sentence. The Company here represents, warrants and covenants to Investor that this Section 2(d) does, and will, not violate any provision of any existing or future agreement that the Company is party.

(e) Failure to File or Obtain Effectiveness of the Registration Statement or Remain Current.

(i) If a Registration Statement covering the Initial Required Registration Amount is not declared effective by the SEC prior to the Effectiveness Deadline (an “Effectiveness Failure”), then the Company will make pro rata payments to each Investor then holding Convertible Debentures, as liquidated damages and not as a penalty (the “Liquidated Damages”), in an amount equal to 2.0% of the aggregate principal amount of Convertible Debentures then held by such holder (x) on the initial day of a Effectiveness Failure and (y) for each 30-day period (pro rata for any portion thereof) thereafter until the Effectiveness Failure is cured (each, a “Blackout Period”). The Liquidated Damages shall be paid monthly within ten (10) Business Days after the date of such Effectiveness Failure and the end of each subsequent 30-day period (or portion thereof), as applicable. Such payments shall be made to each Investor then holding Convertible Debentures in cash.

(ii) The parties agree that (1) notwithstanding anything to the contrary herein or in the Securities Purchase Agreement, no Liquidated Damages shall be payable with respect to any period after the expiration of the Registration Period (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the expiration of the Registration Period), and in no event shall the aggregate amount of Liquidated Damages payable to an Investor exceed, in the aggregate, 12.0% of the aggregate purchase price paid by such Investor for the Convertible Debentures pursuant to the Securities Purchase Agreement.

(iii) If: (i) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including, without limitation, by reason of a stop order or the Company’s failure to update such Registration Statement but excluding any Allowable Delay or the inability of any Investor to sell the Registrable Securities covered thereby due to market conditions), or (iii) after the date that is six months from the date hereof, the Company does not have available adequate current public information as set forth in Rule 144(c) (any such failure or breach being referred to as an “Event”), then in addition to any other rights the holders of the Convertible Debentures may have hereunder or under applicable law, the Company shall be in breach of the term and conditions of this Agreement and such Event shall be deemed an event of default under the Convertible Debentures for so long as such Event remains uncured.

(f) Piggy-Back Registrations. If at any time there is not an effective Registration Statement covering all of the Registrable Securities, or after the Market Price Set Date there is not an effective Registration Statement covering all of the Warrant Shares, and the Company proposes to register the offer and sale of any shares of its Common Stock under the Securities Act (other than a registration (i) pursuant to a Registration Statement on Form S-8 ((or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), or (iii) in connection with any dividend or distribution reinvestment or similar plan), whether for its own account or for the account of one or more stockholders of the Company and the form of Registration Statement to be used may be used for any registration of Registrable Securities or Warrant Shares, the Company shall give prompt written notice (in any event no later than five days prior to the filing of such Registration Statement) to the holders of Registrable Securities and Pre-Paid Warrants of its intention to effect such a registration and, shall include in such registration all Registrable Securities or Warrant Shares with respect to which the Company has received written requests for inclusion from the holders of Registrable Securities; provided, however, that, the Company shall not be required to register any Registrable Securities or Warrant Shares pursuant to this Section 10(c) that have been sold or may permanently be sold without any restrictions pursuant to Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect (based upon such representations of the Company and the Investor as such counsel may reasonably request), addressed and reasonably acceptable to the Company’s transfer agent.

(g) For not more than fifteen (15) consecutive days or for a total of not more than thirty (30) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material nonpublic information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Investor in writing of the commencement (and the termination) of an Allowed Delay, but shall not (without the prior written consent of an Investor) disclose to such Investor any material nonpublic information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under such Registration Statement until the end of the Allowed Delay, and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

3. RELATED OBLIGATIONS.

(a) The Company shall, not less than three business days prior to the filing of each Registration Statement and not less than one Trading Day prior to the filing of any related amendments and supplements to all Registration Statements (except for supplements and amendments to update the Registration Statement solely for information reflected in the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q or current reports on Form 8-K) furnish to each Investor copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the reasonable and prompt review of such Investor. The Investor shall furnish comments on the Registration Statement to the Company within 24 hours of the receipt thereof from the Company and amendments or supplements thereto within 12 hours of the receipt thereof from the Company. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Investor shall reasonably object in good faith; provided that, the Company is notified of such objection in writing no later than two business days after the Investor have been so furnished copies of a Registration Statement, provided further that the Company shall not be in breach of this Agreement or in default under the Convertible Debentures pursuant to Section 2(e) hereof or Section (3) of any Convertible Debenture if failure to meet the deadlines specified in Section 2(e) are due to any such objection by the Investor.

(b) The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) at least one copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) 10 copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, which are not publicly available through EDGAR, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(c) The Company shall use commercially reasonable efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its articles of incorporation or by-laws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(c), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(d) The Company shall promptly notify the Investors, at any time prior to the end of the Registration Period, upon discovery that, or upon the happening of any event as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare, file with the SEC and furnish to the Investor a supplement to or amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Company shall also promptly notify each Investor in writing (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(e) The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(f) The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(g) The Company shall use commercially reasonable efforts to cause all the Registrable Securities to be listed on each securities exchange on which the Common Stock is then listed. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(i).

(h) The Company shall cooperate with the holders of the Registrable Securities to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to such Registration Statement or Rule 144 free of any restrictive legends and representing such number of shares of Common Stock and registered in such names as the holders of the Registrable Securities may reasonably request a reasonable period of time prior to sales of Registrable Securities pursuant to such Registration Statement or Rule; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System.

(i) The Company shall use commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(j) The Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(k) Within two business days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC.

(l) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by each Investor of Registrable Securities pursuant to a Registration Statement.

4. OBLIGATIONS OF THE INVESTOR.

(a) The Investor agrees that, upon receipt of any notice from the Company either (i) the commencement of an Allowed Delay pursuant to Section 2(g) or (ii) the happening of any event pursuant to Section 3(d) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until the Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(d) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, subject to compliance with the securities laws, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of such notice from the Company and for which the Investor has not yet settled.

(b) The Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

5. EXPENSES OF REGISTRATION.

All expenses incurred by the Company in complying with its obligations pursuant to this Agreement and in connection with the registration and disposition of Registrable Securities shall be paid by the Company, including, without limitation, all registration, listing and qualifications fees, printers, fees and expenses of the Company’s counsel and accountants (except legal fees of Investor’s counsel associated with the review of the Registration Statement).

6. INDEMNIFICATION.

(a) In consideration of the Investor’s execution and delivery of the Transaction Documents (as defined in the Securities Purchase Agreement) and acquiring shares of Convertible Debentures under the Securities Purchase Agreement and the Common Shares issuable upon conversion thereof, and in addition to all of the Company’s other obligations under this Agreement and the other Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Investor and its investment manager, Yorkville Advisors Global, LP, and each of their respective officers, directors, managers, members, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Investor Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable and documented expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement for the registration of the Registrable Securities as originally filed or in any amendment thereof, or in any related prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor specifically for inclusion therein; (b) any material misrepresentation or breach of any material representation or material warranty made by the Company in any Transaction Document or any other certificate, instrument or document contemplated hereby or thereby; or (c) any material breach of any material covenant, material agreement or material obligation of the Company contained in any Transaction Document or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable under applicable law, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law

(b) In consideration of the Company’s execution and delivery of the Transaction Documents, and in addition to all of the Investor’s other obligations under this Agreement and the other Transaction Documents, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Company Indemnitees”) from and against any and all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement for the registration of the Registrable Securities as originally filed or in any amendment thereof, or in any related prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Investor will only be liable for written information relating to the Investor furnished to the Company by or on behalf of the Investor specifically for inclusion in the documents referred to in the foregoing indemnity, and will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Investor by or on behalf of the Company specifically for inclusion therein; (b) any misrepresentation or breach of any representation or warranty made by the Investor in any Transaction Document or any instrument or document contemplated hereby or thereby executed by the Investor; or (c) any breach of any covenant, agreement or obligation of the Investor contained in any Transaction Document or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor. To the extent that the foregoing undertaking by the Investor may be unenforceable under applicable laws, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable laws.

(c) Promptly after receipt by an Investor Indemnitee or Company Indemnitee of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Investor Indemnitee or Company Indemnitee, as applicable, shall, if a claim for an Indemnified Liability in respect thereof is to be made against any indemnifying party under this Section 6 deliver to the indemnifying party a written notice of the commencement thereof; but the failure to so notify the indemnifying party will not relieve it of liability under this Section 6, except to the extent the indemnifying party is prejudiced by such failure. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the indemnifying party and the Investor Indemnitee or Company Indemnitee, as the case may be; provided, however, that an Investor Indemnitee or Company Indemnitee shall have the right to retain its own counsel with the actual and reasonable third party fees and expenses of not more than one counsel for such Investor Indemnitee or Company Indemnitee to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Investor Indemnitee or Company Indemnitee and the indemnifying party would be inappropriate due to actual or potential differing interests between such Investor Indemnitee or Company Indemnitee and any other party represented by such counsel in such proceeding. The Investor Indemnitee or Company Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Investor Indemnitee or Company Indemnitee which relates to such action or claim. The indemnifying party shall keep the Investor Indemnitee or Company Indemnitee reasonably apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Investor Indemnitee or Company Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Investor Indemnitee or Company Indemnitee of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Investor Indemnitee or Company Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received and payment therefor is due.

(d) The remedies provided for in this Section 6 are not exclusive and shall not limit any right or remedy which may be available to any indemnified person at law or equity. The obligations of the parties to indemnify or make contribution under this Section 6 shall survive expiration or termination of this Agreement. Notwithstanding the foregoing, no party shall be entitled to recover from the other party for punitive, indirect, incidental or consequential damages.

7. CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8. REPORTS UNDER THE EXCHANGE ACT.

With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act or any similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration, and as a material inducement to the Investor’s purchase of the Convertible Debentures, the Company represents, warrants, and covenants to the following:

(a) The Company is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act and has filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months prior to the date hereof (or for such shorter period that the issuer was required to file such reports), other than Form 8-K reports.

(b) During the Registration Period, the Company shall file with the SEC in a timely manner all required reports under Section 13 or 15(d) of the Exchange Act (it being understood that nothing herein shall limit the Company’s obligations under the Securities Purchase Agreement) and such reports shall conform to the requirement of the Exchange Act and the SEC for filing thereunder.

(c) The Company shall furnish to the Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

9. AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investor who then hold at least two-thirds (2/3) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to fewer than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

10. MISCELLANEOUS.

(a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities or owns the right to receive the Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b) No Piggyback on Registrations. Except as otherwise disclosed to Investor on or before the date hereof, the Company shall not file any other registration statements on Form S-3, Form S-1, or otherwise until the initial Registration Statement required hereunder is declared effective by the SEC, provided that this Section 10(b) shall not prohibit the Company from filing amendments to registration statements already filed. The Company shall not include any other securities on a Registration Statement unless otherwise agreed by the Investor.

(c) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered pursuant to the notice provisions of the Securities Purchase Agreement or to such other address and/or electronic mail address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s email service provider containing the time, date, and recipient email or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with this section.

(d) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(e) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(f) Assignment.

(i) Subject to Section 10(k), this Agreement and the rights, duties and obligations of the Investor hereunder may only be assigned upon the transfer of a Convertible Debenture or the Conversion Shares issued pursuant to a Convertible Debenture pursuant to the terms and restrictions on transfer set forth in the Securities Purchase Agreement and the applicable Convertible Debenture.

(ii) This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the parties.

(iii) No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (A) written notice of such assignment as provided in Section 10(f) hereof and (B) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 10(f) shall be null and void.

(g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h) This Agreement may be executed in identical counterparts, both which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. Facsimile or other electronically scanned and delivered signatures (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com), including by e-mail attachment, shall be deemed to have been duly and validly delivered and be valid and effective for all purposes of this Agreement.

(i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(k) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

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IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first above written.

COMPANY:

RUBICON TECHNOLOGIES, INC.

By:	/s/ Kevin Schubert
Name:	Kevin Schubert
Title:	President

[Signature Page to Registration Rights Agreement]

INVESTOR:
YA II PN, LTD.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

	By:	Yorkville Advisors Global II, LLC
	Its:	General Partner

	By:	/s/ Matt Beckman
	Name:	Matt Beckman
	Title:	Member

[Signature Page to Registration Rights Agreement]

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